                                                                    Exhibit 99.2
                             LETTER OF TRANSMITTAL
                                   TO TENDER
                       9%/7% CONVERTIBLE PREFERRED STOCK
                   AND 12% SENIOR CONVERTIBLE PREFERRED STOCK
                                       OF
                         SEARCH FINANCIAL SERVICES INC.


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., DALLAS, TEXAS TIME, ON_________, ____________, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF 9%/7% CONVERTIBLE PREFERRED STOCK (THE "9%/7% PREFERRED STOCK") AND 12% SENIOR CONVERTIBLE PREFERRED STOCK (THE "12% PREFERRED STOCK") MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                                      To:
          AMERICAN SECURITIES TRANSFER AND TRUST, INC., EXCHANGE AGENT

                                           By Facsimile Transmission          By Hand Delivery or Overnight
               By Mail                 (for Eligible Institutions Only)                 Delivery
   1825 Lawrence Street, Suite 444              (303) 298-5380
       Denver, Colorado 80202                 For Confirmation of            1825 Lawrence Street, Suite 444
  Attn:  Corporate Trust Operations         Facsimile Transmission               Denver, Colorado  80202
                                                (303) 298-5370              Attn:  Corporate Trust Operations

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OR TELEX, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     DESCRIPTION OF 9%/7% PREFERRED STOCK AND 12% PREFERRED STOCK TENDERED

                                                                    CERTIFICATE NUMBER(S)
                                                                             OF                  TOTAL NUMBER OF
            NAMES AND ADDRESSES OF REGISTERED HOLDERS               9%/7% PREFERRED STOCK     TENDERED SHARES  OF
                   (PLEASE FILL IN, IF BLANK)                                OR              9%/7%  PREFERRED STOCK
                                                                     12% PREFERRED STOCK               OR
                                                                        REPRESENTED BY       12% PREFERRED STOCK **
                                                                       CERTIFICATE(S)*
 ------------------------------------------------------------       -----------------------  -----------------------

 ------------------------------------------------------------       -----------------------  -----------------------

 ------------------------------------------------------------       -----------------------  -----------------------

 ------------------------------------------------------------       -----------------------  -----------------------

  * Need not be completed by Holders who tender 9%/7% Preferred Stock or 12% Preferred Stock by book entry transfer (see below).
** Unless otherwise indicated, it will be assumed that all 9%/7% Preferred Stock or 12% Preferred Stock evidenced by any certificate(s) delivered to the Exchange Agent are being tendered. See Instruction 5.

         The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Except as otherwise provided herein, all signatures on this Letter of Transmittal must be guaranteed in accordance with the procedures set forth herein. See Instruction
1. All capitalized terms used herein and not otherwise defined herein are used herein with the meanings ascribed to them in the Proxy Statement/Prospectus (and Offer to Exchange contained therein).

         HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE EXCHANGE CONSIDERATION PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR 9%/7% PREFERRED STOCK OR 12% PREFERRED STOCK TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

         This Letter of Transmittal is to be used only if 9%/7% Preferred Stock or 12% Preferred Stock (together collectively referred to as the "Preferred Stock") of Search Financial Services Inc. (the "Company") are to be physically delivered to the Exchange Agent or delivered by book-entry transfer to the Exchange Agent's account at Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (each a "Depository Institution") pursuant to the book-entry transfer procedures set forth in the Company's Proxy Statement/Prospectus (and the Offer to Exchange contained therein) dated __________, 1997 under the heading "The Exchange
Offer--Procedures for Tendering." See Instruction 2.   Delivery of documents to
a Depository Institution does not constitute delivery to the Exchange Agent.

         Holders whose Preferred Stock is not immediately available or who cannot deliver their Preferred Stock and all other required documents to the Exchange Agent, or who cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may nevertheless tender their Preferred Stock in accordance with the guaranteed delivery procedures set forth in the Proxy Statement/Prospectus (and the Offer to Exchange contained therein) under the heading "The Exchange Offer--Procedures for Tendering." See Instruction 2.

         HOLDERS WHO WISH TO TENDER THEIR PREFERRED STOCK MUST, AT A MINIMUM, COMPLETE COLUMNS (1) THROUGH (3) IN THE BOX HEREIN ENTITLED "DESCRIPTION OF 9%/7% PREFERRED STOCK OR 12% PREFERRED STOCK TENDERED" AND SIGN IN THE APPROPRIATE BOX BELOW. If only those columns are completed, the holder will be deemed to have tendered all the Preferred Stock listed in the table. If a holder wishes to tender less than all of such Preferred Stock such holder should refer to Instruction 4.

[_] CHECK HERE IF TENDERED SHARES OF PREFERRED STOCK ARE BEING DELIVERED BY BOOK ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK ENTRY FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

         Name of Tendering Institution
                                       ----------------------------------------
         Depository Institution:     DTC   [     ] PDTC     [     ]
                                            -----            -----

         Account Number
                        -------------------------------------------------------

         Transaction Code Number ----------------------------------------------


[_] CHECK HERE IF TENDERED SHARES OF PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

         Name(s) of Registered Holder(s)
                                         --------------------------------------

         Date of Execution of Notice of Guaranteed Delivery
                                                            -------------------

         Window Ticket Number (if available)
                                             ----------------------------------

         Name of Institution which Guaranteed Delivery
                                                       ------------------------

         If Delivered by Book-Entry Transfer, check box of applicable Depository Institution

         DTC     [      ]                  PDTC    [      ]
                  ------                            ------


         Account Number
                        -------------------------------------------------------

         Transaction Code Number
                                 ----------------------------------------------


[_] CHECK HERE IF TENDER OF THE SHARES OF PREFERRED STOCK WAS SOLICITED BY A LICENSED BROKER/DEALER AND COMPLETE THE FOLLOWING:

         Name of Soliciting Broker/Dealer:
                                            -----------------------------------

         Address:
                   ------------------------------------------------------------

         Telephone Number:
                            ---------------------------------------------------


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         By execution hereof, the undersigned hereby acknowledges receipt of the Proxy Statement/Prospectus (and the Offer to Exchange contained therein) and this Letter of Transmittal relating to the Company's offer to exchange (the "Exchange Offer") each outstanding share of 9%/7% Convertible Preferred Stock and 12% Senior Convertible Preferred Stock (together collectively referred to as the "Preferred Stock") for four shares of the Company's Common Stock, $.01 par value (the "Exchange Consideration"), and otherwise upon the terms and subject to the conditions set forth in the Proxy Statement/Prospectus (and the
Offer to Exchange contained therein).   The undersigned further acknowledges
that it will be entitled to receive a cash payment (as provided in the Proxy Statement/Prospectus and the Offer to Exchange contained therein) in lieu of any fractional shares of Common Stock issuable in the Exchange Offer.

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Preferred Stock indicated above.

         Subject to, and effective upon, the acceptance by the Company of the Preferred Stock tendered hereby for exchange pursuant to the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Preferred Stock tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in- fact of the undersigned with respect to such Preferred Stock with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Preferred Stock, or transfer ownership of such Preferred Stock on the account books maintained by the applicable Depository Institution, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Preferred Stock for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Preferred Stock, all in accordance with the terms of the Exchange Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Preferred Stock tendered hereby and that when such Preferred Stock accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that none of such Preferred Stock will be subject to any adverse claim or right. The undersigned, upon request, will execute and deliver all additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Preferred Stock tendered hereby.

         The undersigned understands that tenders of Preferred Stock pursuant to any of the procedures described in the Proxy Statement/Prospectus (and the Offer to Exchange contained therein) under the caption "The Exchange Offer -- Procedures for Tendering" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer.
The Company's acceptance of such Preferred Stock for exchange pursuant to the terms of the Exchange Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives. PREFERRED STOCK TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE. See the information set forth under the heading "The Exchange Offer--Withdrawal of Tenders" in the Proxy Statement/ Prospectus (and the Offer to Exchange contained therein).

         This Letter of Transmittal is also being delivered to shareholders of the Company concurrently with the Proxy Statement/Prospectus of the Company, in connection with the Special Meeting of Stockholders of the Company, to be held on ________ __, 1998. The Proxy Statement/Prospectus includes proposals to amend the Company's Restated Certificate of Incorporation, providing for the reclassifications and conversions (the "Reclassifications") of each outstanding share of Preferred Stock into four shares of Common Stock.

         The procedures contained herein for tendering shares of Preferred Stock shall also be applicable if the Reclassifications are effected. The completion of this Letter of Transmittal and delivery of certificates evidencing shares of Preferred Stock pursuant to the instructions contained in this Letter of Transmittal shall also be deemed to be a surrender of such shares of Preferred Stock for purposes of the Reclassifications.

         Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the Exchange Consideration with respect to Preferred Stock accepted for exchange, and return any certificates for Preferred Stock not tendered or not accepted for exchange, in the name(s) of the registered holder(s) appearing in the box titled "Description of 9%/7% Preferred Stock and 12% Preferred Stock Tendered" (and, in the case of Preferred Stock tendered by book-entry transfer, by credit to the account at the applicable Depository Institution designated above). Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," please deliver the Exchange Consideration with respect to Preferred Stock for exchange, together with any certificates for Preferred Stock not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing in the box titled "Description of 9%/7% Preferred Stock or 12% Preferred Stock Tendered." If both the "Special Payment Instructions" box and the "Special Delivery Instructions" box are completed, please issue the Exchange Consideration with respect to any Preferred Stock accepted for exchange, and return any certificates for Preferred Stock not tendered or not accepted for exchange, in the name(s) of, and deliver such Exchange Consideration and any such certificates to, the person(s) at the address(es) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box provisions of this Letter of Transmittal to transfer any Preferred Stock from the name of the registered holder(s) thereof if the Company does not accept any of such Preferred Stock for exchange pursuant to the terms of the Exchange Offer.

SPECIAL PAYMENT INSTRUCTIONS (SEE INSTRUCTIONS 1,       SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1,
5, 6 AND 7)                                             5, 6 AND 7

To be completed ONLY if certificates for Preferred      To be completed ONLY if certificates for Preferred
Stock  not accepted and/or the certificate and          Stock not accepted and/or the certificate and
check representing the Exchange Consideration, as       check representing the Exchange Consideration, as
the case may be, are to be issued in the name of        the case may be, are to be sent to someone other
someone other than the undersigned.                     than the undersigned or to the undersigned at an
                                                        address other than that shown in the box entitled
                   Issue and mail                       "Description of 9%/7% Preferred Stock and 12%
            (check appropriate box(es))                 Preferred Stock Tendered" on the face of this
                                                        Letter of Transmittal.
[__]     9%/7% Convertible Preferred Stock
                                                                          Mail or deliver
[__]     12% Senior Convertible Preferred Stock
                                                                   (check appropriate box(es))
[__]     the Exchange Consideration to:

Name                                                    [__]    9%/7% Convertible Preferred Stock
     ----------------------------------------------
                   (PLEASE PRINT)                       [__]    12% Senior Convertible Preferred Stock
ADDRESS
       -------------------------------------------      [__]    the Exchange Consideration to:
       -------------------------------------------
                 (INCLUDE ZIP CODE)
                                                        Name
---------------------------------------------------           --------------------------------------------
           (TAX IDENTIFICATION OR SOCIAL                                  (PLEASE PRINT)
                 SECURITY NUMBER)                       ADDRESS
                                                                ------------------------------------------

                                                        --------------------------------------------------
                                                                        (INCLUDE ZIP CODE)
                                                          Please complete the Substitute Form W-9 below.

                                   SIGN HERE

                  (TO BE COMPLETED BY ALL TENDERING HOLDERS OF
                     PREFERRED STOCK REGARDLESS OF WHETHER
            PREFERRED STOCK IS BEING PHYSICALLY DELIVERED HEREWITH)



  X                                                       Address:
    ----------------------------------                            ---------------------------------------
  X                                                                             --
    ----------------------------------                    ----------------------  -----------------------
        Signature(s) of Holder(s) of                                   (Including Zip Code)
              Authorized Signatory

 Date:                        , 1998                      Area Code and Telephone No.:
      ------------------------                                                         ------------------
 Must be signed by the registered holder(s)               Tax Identification or Social
 of the Preferred Stock tendered hereby                   Security No.:
 exactly as their name(s) appear(s) on the                               --------------------------------
 certificate(s) for such Preferred Stock or,              SIGNATURE GUARANTEE (If required,   see
 if tendered by a participant in one of the               Instructions 1 and 5 below)
 Depository Institutions, exactly as such
 participant's name appears on a security                 X
 position listing as the owner of the                        --------------------------------------------
 Preferred Stock, or by person(s) authorized               (Name of Eligible Institution Guaranteeing
 to become registered holder(s) by                         Signatures)
 endorsements and documents transmitted with
 this Letter of Transmittal.  If signature is             X
 by a trustee, executor, administrator,                      --------------------------------------------
 guardian, attorney-in-fact, officer of a                  (Address (including zip code) and Telephone Number
 corporation, agent or other person acting in              (including area code) of Eligible Institution)
 a fiduciary or representative capacity,
 please provide the following information and             X
 see Instruction 5.                                          --------------------------------------------
                                                                      (Authorized Signature)
 Name(s):                                                 X
          --------------------------------------             --------------------------------------------
                                                                           (Printed Name)

  X                                                       X
    --------------------------------------------             --------------------------------------------
                 (Please Print)                                                (Title)

                                                          Date:                        , 1998
  Capacity (full title):                                        -----------------------
                         ----------------------

                            INSTRUCTIONS FOR HOLDERS
                           TENDERING PREFERRED STOCK


         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by any other "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to herein as an "Eligible Institution") unless (a) this Letter of Transmittal is signed by the registered holder of the Preferred Stock tendered herewith (or by a participant in one of the Depository Institutions whose name appears on a security position listing as the owner of such Preferred Stock) and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (b) such Preferred Stock are tendered for the account of an Eligible Institution. See Instruction 5.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND PREFERRED STOCK; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if the Preferred Stock tendered hereby is to be physically delivered to the Exchange Agent or delivered by book-entry transfer to the Exchange Agent's account at the applicable Depository Institution pursuant to the procedures set forth in the Proxy Statement/Prospectus (and the Offer to Exchange contained therein) under the heading "The Exchange Offer-Procedures for Tendering-Book-Entry Transfer." All physically tendered Preferred Stock or confirmations of book-entry transfer into the Exchange Agent's account with the applicable Depository Institution, together with a properly completed and validly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the cover page hereof prior to the Expiration Date. If Preferred Stock is forwarded to the Exchange Agent in multiple deliveries, a properly completed and validly executed Letter of Transmittal must accompany each such delivery.

         If a holder desires to tender Preferred Stock pursuant to the Exchange Offer and (a) certificates representing such Preferred Stock are not immediately available, (b) time will not permit this Letter of Transmittal, certificates representing such Preferred Stock and all other required documents to reach the Exchange Agent prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such holder may effect a tender of Preferred Stock in accordance with the guaranteed delivery procedure set forth in the Proxy Statement/Prospectus (and the Offer to Exchange contained therein) under the heading "The Exchange Offer -- Procedures for Tendering."

         Pursuant to the guaranteed delivery  procedure:

         (a)     such tender must be made by or through an Eligible
Institution;

         (b) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution, at one of the addresses of the Exchange Agent set forth on the cover page hereof, a properly completed and validly executed Notice of Guaranteed Delivery (by telegram, facsimile, mail or hand delivery) substantially in the form provided by the Company, setting forth the name and address of the registered holder and the number of shares of Preferred Stock being tendered and stating that the tender is being made thereby and guaranteeing that, within three NASDAQ National Market trading days after the date of the Notice of Guaranteed Delivery, this Letter of Transmittal validly executed (or a facsimile hereof), together with certificates evidencing the Preferred Stock (or confirmation of book-entry transfer of such Preferred Stock into the Exchange Agent's account with the applicable Depository Institution), and any other documents required by this Letter of Transmittal and these instructions, will be deposited by such Eligible Institution with the Exchange Agent; and

         (c) the exchange for the Preferred Stock tendered pursuant to the Exchange Offer will only be made after timely confirmation (a "Book-Entry Confirmation") of such Book-Entry Transfer of Preferred Stock into the Exchange Agent's account, and timely receipt by the Exchange Agent of an Agent's Message (as such term is defined in the next sentence) and any other documents required by the Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the applicable Depository Institution and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Depository Institution has received an express acknowledgment from a participant tendering 9%/7% Preferred Stock that is the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that the Company may enforce such agreement against such participant; and

         (d) this Letter of Transmittal or a facsimile hereof, properly completed and validly executed, with any required signature guarantees, certificates representing the Preferred Stock in proper form for transfer (or confirmation of book-entry transfer into the Exchange Agent's account with the applicable Depository Institution) and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three Nasdaq National Market trading days after the date of such Notice of Guaranteed Delivery.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, PREFERRED STOCK AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE APPLICABLE DEPOSITORY INSTITUTION, TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, THE MAILING SHOULD BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE, TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO SUCH DATE. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF PREFERRED STOCK WILL BE ACCEPTED. BY EXECUTION OF THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), ALL TENDERING HOLDERS WAIVE ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF PREFERRED STOCK FOR PAYMENT.

         3. INADEQUATE SPACE. If the space provided herein under "Description of 9%/7% Preferred Stock or 12% Preferred Stock Tendered" is inadequate, the certificate numbers of the Preferred Stock and the number of shares of Preferred Stock tendered should be listed on a separate schedule and attached hereto.

         4. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). The aggregate number of shares of all Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If tenders of Preferred Stock are made with respect to less than the entire number of shares of Preferred Stock delivered herewith, certificate(s) for the shares of Preferred Stock not tendered will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes in this Letter of Transmittal.

         5. SIGNATURES ON LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Preferred Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates representing such Preferred Stock without alteration, enlargement or any other change whatsoever. If this Letter of Transmittal is signed by a participant in one of the Depository Institutions whose name is shown on a security position listing as the owner of the Preferred Stock tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Preferred Stock.

         If any Preferred Stock tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

         If any Preferred Stock tendered hereby is registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, and any necessary accompanying documents, as there are different registrations of such Preferred Stock.

         If this Letter of Transmittal is signed by the registered holder of Preferred Stock tendered hereby, no endorsements of such Preferred Stock or separate bond powers are required, unless the Exchange Consideration is to be issued to, or Preferred Stock not tendered or not accepted for exchange is to be issued in the name of, a person other than the registered holder(s), in which case the Preferred Stock tendered hereby must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Preferred Stock (and with respect to a participant in a Depository Institution whose name appears on a security position listing as the owner of Preferred Stock, exactly as the name(s) of the participant(s) appear(s) on such security position listing as the owner of the Preferred Stock). Signatures on such Preferred Stock and bond powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Preferred Stock tendered hereby, the Preferred Stock must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates representing such Preferred Stock. Signatures on such Preferred Stock and bond powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If this Letter of Transmittal or any Preferred Stock or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted with this Letter of Transmittal.

         6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of the Preferred Stock pursuant to the Exchange Offer. If, however, certificates representing Common Stock or Preferred Stock not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of shares of Preferred Stock tendered or if a transfer tax is imposed for any reason other than the exchange of Preferred Stock pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

         7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the Exchange Consideration with respect to any Preferred Stock tendered hereby is to be issued, or Preferred Stock not tendered or not accepted for exchange is to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of 9%/7% Preferred Stock and 12% Preferred Stock Tendered," the appropriate boxes in this Letter of Transmittal must be completed.

         8. SOLICITING BROKER/DEALER. If this tender of Preferred stock has been solicited by a licensed broker/dealer, please check the appropriate box on the Letter of Transmittal and complete the necessary information, including name, address and telephone number, for the broker/dealer. The Company will pay a solicitation fee to the named broker/dealer of $.10 for each share of Preferred Stock covered by this Letter of Transmittal if your shares are converted into Common Stock pursuant to the Exchange Offer or the Reclassifications.

         9. TAXPAYER IDENTIFICATION NUMBER. Each tendering holder is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN"), generally, the holders' social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether such person is subject to backup withholding of federal income tax.

         A holder must cross out item (2) in Part 2 of the Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to 31% federal income tax backup withholding on the reportable payments made to the holder or other payee with respect to Preferred Stock exchanged pursuant to the Exchange Offer. The box in Part 3 of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, thereafter the Exchange Agent will hold 31% of all reportable payments until a TIN is provided to the Exchange Agent.

         10. LOST OR MISSING CERTIFICATES. If a holder desires to tender Preferred Stock pursuant to the Exchange Offer but the certificates evidencing such Preferred Stock have been mutilated, lost, stolen or destroyed, such holder should write to or telephone the Exchange Agent, at the address or telephone number listed on the front page of this

Letter of Transmittal, about procedures for obtaining replacement certificates for such Preferred Stock or arranging for indemnification or any other matter that requires handling by the Exchange Agent.

         11. CONFLICTS. In the event of any conflict between the terms of the Proxy Statement/Prospectus (and the Offer to Exchange contained therein) and the terms of this Letter of Transmittal, the terms of the Proxy Statement/Prospectus (and the Offer to Exchange contained therein) will control.

                           IMPORTANT TAX INFORMATION

         Under the federal income tax law, a holder whose tendered Preferred Stock is accepted for payment is required by law to provide the Exchange Agent (as payer) with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments of Exchange Consideration may be subject to backup withholding.

         Certain holders (including, among others, corporations) are not
subject to these backup withholdings and reporting  requirements.   Exempt
holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Exchange Agent is required to withhold 31% of any reportable payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on reportable payments made with respect to Preferred Stock accepted for exchange pursuant to the Exchange Offer, the holder is required to notify the Exchange Agent of such holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute From W-9 is correct (or that such holder is awaiting a TIN) and that (a) such holder is exempt from backup withholding, (b) such holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the holder of the Preferred Stock tendered hereby. If the Preferred Stock is held in more than one name or is not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

           PAYER'S NAME: AMERICAN SECURITIES TRANSFER AND TRUST, INC.

--------------------------------------------------------------------------------

 SUBSTITUTE
 FORM W-9

 Please fill in your name, address and type of entity below

 ----------------------------------------
 Name

 ----------------------------------------

 ----------------------------------------
 Address (number and street)

 ----------------------------------------
 City, State and Zip Code

 ----------------------------------------
 Individual, Corporation, Partnership or Other


 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER ("TIN")
--------------------------------------------------------------------------------

PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

 ----------------------------------------
 Social Security Number

 OR

 ----------------------------------------
 Employer Identification Number

--------------------------------------------------------------------------------

 PART 2--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

--------------------------------------------------------------------------------
 PART 3--

 Awaiting TIN [ _]

 ----------------------------------------

 PART 4--

 Exempt [__]
--------------------------------------------------------------------------------

 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding check the box in Part 4 above.


 SIGNATURE                                       DATE                    , 1998
           -------------------------------------      -------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

         Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

         For this type of account:               Give the SOCIAL SECURITY number of:

         1.       An individual's account        The individual

         2.       Two or more individuals        The actual owner of  the account,
                  (joint account)                or if combined funds, any one of
                                                 the individuals(1)
         3.       Custodian account of a         The minor(2)
                  minor (Uniform Gift to
                  Minors Act)

         4.a.     The usual revocable            The grantor-trustee(1)
                  savings trust account
                  (grantor is also
                  trustee)

           b.     So-called trust account        The actual owner (1)
                  that is not a legal or
                  valid trust under State
                  law

         5.       Sole proprietorship            The owner(3)

         6.       A valid trust, estate or       The legal entity.(Do not provide
                  pension trust.                 the identifying number  of the
                                                 personal representative or the
                                                 trustee unless the legal entity
                                                 itself is designated in the
                                                 account.

         7.       Corporate                      The corporation

         8.       Religious, charitable          The organization
                  or, educational or
                  organization.

         9.       Partnership                    The partnership

         10.      Association, club or           The organization
                  other tax- exempt
                  organization

         11.      A broker or reregistered       The broker or nominee.
                  nominee.

         12.      Account with the               The public entity.
                  Department of
                  Agriculture in the name
                  of a public entity such
                  as a State or local
                  government, school
                  district or prison that
                  receives agricultural
                  payments. in the name

(1)      List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Show the individual name, but may also enter the business or "doing business as" name. Use either individual's social security number or employer identification number.
(4) List first and circle the name of the legal trust, estate, or pension trust.

         Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER OF SUBSTITUTE FORM W-9

Obtaining a Number

         If you don't have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

         Payees specifically exempted from backup withholding on ALL payments including the following:
         o       A Corporation.
         o       A financial institution.
         o An organization exempt from tax under Section 501(a), or an individual retirement plan, or a custodial account under
                 Section 403(b)(7).
         o       The United States or any agency or instrumentality thereof.
         o A state, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.
         o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
         o An international organization or any agency or instrumentality thereof.
         o A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
         o       A real estate investment trust.
         o       A common trust fund operated by a bank under Section 584(a).
         o       A trust exempt from tax under Section 664 or described in
                 Section 4947.
         o An entity registered at all times during the tax year under the Investment Company Act of 1940.
         o       A foreign central bank of issue.
         o A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.
         o A futures commission merchant registered with the Commodity Futures Trading Commission.

         Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

         o       Payments to nonresident aliens subject to withholding under
                 Section 1441.
         o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
         o Payments of patronage dividends where the amount received is not paid in money.
         o       Payments made by certain foreign organizations.

         Payments of interest not generally subject to backup withholding include the following:

         o       Payments of interest on obligations issued by individuals.
                 Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
         o Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
         o Payments described in Section 6049(b)(5) to non-resident aliens.
         o       Payments on tax-free covenant bonds under Section 1451.
         o       Payments made by certain foreign organizations.
         o       Mortgage interest paid by you.

         Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE SUBSTITUTE FORM W-9 WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM. If you are a nonresident alien not subject to backup withholding, submit a completed Form W-8, Certificate of Foreign Status.

         Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholdings. For details, see Sections 6041, 6041(A)(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations thereunder.

         Privacy Act Notice.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of certain taxable payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines, and/or imprisonment.

(4) Misuse of TINs. -- If the requester discloses or uses the TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3
                           OF THE SUBSTITUTE FORM W-9


--------------------------------------------------------------------------------
             CERTIFICATE OF TAXPAYER AWAITING IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 SIGNATURE                                       DATE                    , 1998
           -------------------------------------      -------------------